Exhibit 32

CERTIFICATION

In connection with the Annual Report of EQT Corporation (the “Company”) on Form 10-K for the period ended December 31, 2012, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), the undersigned certify pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that:

(1)              The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)              The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ David L. Porges	February 21, 2013
David L. Porges, Chairman, President and
Chief Executive Officer

/s/ Philip P. Conti	February 21, 2013
Philip P. Conti, Senior Vice President and
Chief Financial Officer